Exhibit 10.34

Synopsys, Inc. 2005 Assumed Stock Option Plan
(As Restated september 6, 2005)

1.             Purposes of the Plan.  The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company’s business.  Only Nonstatutory Stock Options may be granted under the Plan.  This Plan is a restatement of the Nassda Corporation 2001 Stock Option Plan, as most recently approved by the stockholders of Nassda Corporation on February 25, 2003.  This Plan was assumed by the Company in connection with the acquisition of Nassda Corporation that was consummated on May 11, 2005.  In accordance with Rule 4350(i)(1)(A)(iii) of the NASD Marketplace Rules, the Company may grant new Options under the Plan to individuals who either (i) were not employed by the Company or any of its subsidiaries on May 11, 2005, or (ii) were providing employment or consulting services to Nassda Corporation (or any subsidiary corporation thereof) prior to May 11, 2005.

2.             Definitions.  As used herein, the following definitions shall apply:

(a)           “Administrator” means the Board or any of its Committees appointed in accordance with Section 4 hereof.

(b)           “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Code” means the Internal Revenue Code of 1986, as amended.

(e)           “Committee” means a committee of the Board appointed in accordance with Section 4 hereof.

(f)            “Common Stock” means the Common Stock of the Company.

(g)           “Company” means Synopsys, Inc., a Delaware corporation.

(h)           “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity and who is compensated for such services.

(i)            “Eligible Service Provider” means an Employee or Consultant who either (i) was not employed by the Company or any of its subsidiaries on May 11, 2005, or (ii) was providing employment or consulting services to Nassda Corporation (or any subsidiary corporation thereof) prior to May 11, 2005.

(j)            “Employee” means any person, including Officers, employed by the Company or any Parent or Subsidiary of the Company.  An Eligible Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.

(k)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)            “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)           If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

(iii)          In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(m)          [intentionally omitted]

(n)           “Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(o)           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(p)           “Option” means a stock option granted pursuant to the Plan.

(q)           “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant.  The Option Agreement is subject to the terms and conditions of the Plan.

(r)            “Option Exchange Program” means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

(s)           “Optioned Stock” means the Common Stock subject to an Option.

(t)            “Optionee” means the holder of an outstanding Option granted under the Plan.

(u)           “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v)           “Plan” means this 2005 Assumed Stock Option Plan.

(w)          [intentionally omitted]

(x)            “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 below.

(y)           “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.             Stock Subject to the Plan.  Subject to the provisions of Section 11 of the Plan, the maximum number of Shares that may be issued over the term of the Plan is 3,594,565 Shares.  The Shares may be authorized but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).  However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4.             Administration of the Plan.

(a)           Procedure.

(i)            Multiple Administrative Bodies.  The Plan may be administered by different Committees with respect to different groups of Employees and Consultants.

(ii)           Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)          Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)          Other Administration.  Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which Committee shall be constituted to satisfy Applicable Laws.

(b)           Powers of the Administrator.  Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)            to determine the Fair Market Value;

(ii)           to select the Eligible Service Providers to whom Options may from time to time be granted hereunder;

(iii)          to determine the number of Shares to be covered by each such award granted hereunder;

(iv)          to approve forms of agreement for use under the Plan;

(v)           to determine the terms and conditions, of any Option granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)          to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

(vii)         to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

(viii)        to initiate an Option Exchange Program, but only in the event stockholder approval has been obtained;

(ix)           to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x)            to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld.  The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xi)           to construe and interpret the terms of the Plan and awards granted pursuant to the Plan; and

(xii)          to make all other determinations deemed necessary or advisable for administering the Plan.

(c)           Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

5.             Eligibility.

(a)           Nonstatutory Stock Options may be granted to Eligible Service Providers.

(b)           Each Option shall be designated in the Option Agreement as a Nonstatutory Stock Option.

(c)           Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee’s relationship as an Eligible Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause.

(d)           The following limitations shall apply to grants to options to Eligible Service Providers:

(i)            No Employee shall be granted in any fiscal year, Options to purchase more than 1,668,399 Shares.

(ii)           In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 834,200 Shares which shall not count against the amount set forth in subsection (i) above.

(iii)          The foregoing limitations shall be adjusted appropriately in connection with any change in the Company’s capitalization as described in Section 11.

(iv)          If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above.  For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

6.             Term of Plan.  The Plan shall continue in effect until August [1], 2011 unless sooner terminated under Section 13 of the Plan.

7.             Term of Option.  The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.

8.             Option Exercise Price and Consideration.

(a)           The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i)            In the case of a Nonstatutory Stock Option granted to an Eligible Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

(ii)           Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b)           The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator at the time of grant.  Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (6) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9.             Exercise of Option.

(a)           Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.  Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)           Termination of Relationship as an Eligible Service Provider.  If an Optionee ceases to be an Eligible Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)           Disability of Optionee.  If an Optionee ceases to be an Eligible Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)           Death of Optionee.  If an Optionee dies while an Eligible Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death.  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination.  If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan.  The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)           Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10.           Non-Transferability of Options.  Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.           Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

(a)           Changes in Capitalization.  Subject to any required action by the Stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.  The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b)           Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(c)           Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable.  If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.  For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

12.           Time of Granting Options.  The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator.  Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

13.           Amendment and Termination of the Plan.

(a)           Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)           Stockholder Approval.  The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)           Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

14.           Conditions Upon Issuance of Shares.

(a)           Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)           Investment Representations.  As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

15.           Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.           Reservation of Shares.  The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17.           [intentionally omitted]

APPENDIX A

NASSDA CORPORATION

TO 2001 STOCK OPTION PLAN

Rules for French Option Grants

The following rules shall apply in the case of Option grants to French residents.

1.             Definitions.  As used herein, the following definitions shall apply:

(a)           “Applicable Laws” means the legal requirements relating to the administration of stock option plans under French corporate, securities, and tax laws and regulations.

(b)           “Disability” means total and permanent disability, as defined under Applicable Laws.

(c)           “Employee” means any person employed (within the meaning of French labor laws) by the Company or any Parent or Subsidiary of the Company, (i) who does not own more than 10% of the voting power of all classes of stock of the Company, or any Parent or Subsidiary of the Company, and (ii) who is a resident of the Republic of France for tax purposes or who performs his or her duties in France and is subject to French income tax on his or her remuneration.

(d)           “Fair Market Value” means, as of any date, the dollar value of Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the Nasdaq Stock Market, its Fair Market Value shall be the average quotation price for the last 20 days preceding the date of determination for such stock (or the average closing bid for such 20 day period, if no sales were reported) as quoted on such exchange or system and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)           If the Common Stock is quoted on the Nasdaq Stock market (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last 20 days preceding the date of determination; or

(iii)          In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator, in accordance with Applicable Laws and accounting standards.

(e)           “Parent” means a parent corporation of the Company as defined under Section 2(u) of the Plan, which is also a parent company within the meaning of Section L. 225-180 of the French commercial code.

(f)            “Subsidiary” means a subsidiary corporation of the Company as defined under Section 2(y) of the Plan, which is also a subsidiary company within the meaning of Section L. 225-180 of the French commercial code.

2.             Eligibility.  Options granted pursuant to this Appendix A may be granted only to Employees; provided, however, that the Président Directeur du conseil d’administration, the Général, the Directeur général, the Gérant of a company with capital divided by shares and the administrateurs who are also Employees of a Subsidiary may be granted Options hereunder.

3.             Limitations.  Neither the Plan nor any Option Agreement shall confer upon any Optionee any right with respect to continuing the Optionee’s employment relationship with the Company.

4.             Stock Subject to the Plan.  The total number of Options outstanding which may be exercised for newly issued Shares of Common Stock may at no time exceed that number equal to one-third of the Company’s voting stock, whether preferred stock of the Company or Common Stock.  If any Optioned Stock is to consist of reacquired Shares, such Optioned Stock must be purchased by the Company prior to the date of the grant of the corresponding new Option and must be reserved and set aside for such purposes.  In addition, the new Option must be granted within one (1) year of the acquisition of the Shares underlying such new Option.

5.             Term of Plan.  Options may be granted under this Appendix A from the date of the adoption of the Plan by the Board.  It shall continue in effect until the earlier of (i) the termination of the Plan or (ii) the date five (5) years from the date of its adoption or the maximum length of time permitted for favorable tax and social security treatment under Applicable Laws, unless terminated earlier under Section 13 of the Plan.

6.             Option Price.  The Option price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator upon the date of grant of the Option and stated in the Option Agreement, but in no event shall be lower than one hundred percent (100%) of the Fair Market Value on the date the Option is granted.  The Option Price cannot be modified while the Option is outstanding, except as required by Applicable Laws.

7.             Exercise of Option; Restriction on Sale.

(a)           Options granted hereunder may be not be exercised within one (1) year of the date the Option is granted (the “Initial Exercise Date”) whether or not the Option has vested prior to such time; provided, however, that the Initial Exercise Date shall be automatically adjusted to conform with any changes under Applicable Laws so that the length of time from the date of grant to the Initial Exercise Date when added to the length of time in which shares may not be disposed of after the Initial Exercise Date as provided in Section 7(b) below, will allow for favorable tax and social security treatment under Applicable Laws as determined by the Administrator.  Thereafter, Options may be exercised to the extent they have vested.  Options granted hereunder shall vest as determined by the Administrator.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised together with any applicable withholding taxes.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if required by the Optionee, in the name of the Optionee and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry in an individual and nominative account on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued, except as provided in Section 8 of this Appendix A to the Plan.

(b)           The Shares subject to this Option may not be transferred, assigned or hypothecated in any manner otherwise than by will or by the laws of descent or distribution before the date three (3) years from the Initial Exercise Date, except for any events provided for in Article 91 ter of Annex II to the French tax code; provided, however, that the duration of this restriction on sale may be adjusted to conform with any changes to the holding period required for favorable tax and social security treatment under Applicable Laws as determined by the Administrator and to the extent permitted under Applicable Laws.

(c)           Termination of Employment Relationship.  In the event that an Optionee’s status as an Employee terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, within such period of time as specified in the Option Agreement to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination.  If, after termination, the Optionee does not exercise the vested portion of his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)           Disability of Optionee.  In the event that an Optionee’s status as an Employee terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as specified in the Option Agreement to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a time specified in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination.  If, at the date of termination, the Optionee has not vested as to his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise the vested portion of his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)           Death of Optionee.  In the event of the death of an Optionee while an Employee, the Option may be exercised at any time within six (6) months following the date of death by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Option had vested at the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  If, at the time of death, the Optionee had not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the vested portion of Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

8.             Changes in Capitalization.  If any adjustment provided for in Section 11(a) of the Plan to the exercise price and the number of shares of Common Stock covered by outstanding Options would violate Applicable Laws in such a way to jeopardize the favorable tax and social security treatment of this Plan together with this Appendix A and the Options granted thereunder, then no such adjustment shall be made prior to the exercise of any such outstanding Option.

9.             Information Statements to Optionees.  The Company or its French Parent or Subsidiary, as required under Applicable Laws, shall provide to each Optionee, with copies to the appropriate governmental entities, such statements of information as required by the Applicable Laws.

10.           Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.  Any favorable amendments or alteration are automatically deemed to be approved by Optionee.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

11.           Information to Shareholders.  The French Parent or Subsidiary of the Company, as required under Applicable Laws, shall provide its shareholders with an annual report with respect to Options granted and/or exercised by its Employees in the financial year.